EXHIBIT 99.1
Diamond Foods, Inc. Company Presentation Cream: 255 255 221 Green: 0 102 51 Burgundy: 171 47 54 CH001LEM Piper Jaffray 2007 Consumer Conference updated 5/30/2007

Important information This material contains forward-looking statements, including forecasts of growth, long-term financial goals, expanding margins, industry growth and our strategic plans, that involve known and unknown risks and uncertainties that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this material. Actual results may differ materially from those contained in the forward-looking statements. Such risk factors include, among others: safety and quality issues could harm our sales; fluctuations in raw material prices and availability could harm our profitability; competition could affect our results of operations; inability to integrate acquired entities could harm our profitability; loss of one or more major customers could reduce revenue and profits; risk of failure to expand distribution in existing channels or secure new distribution outlets to sell our products, and changes in the food industry and customer preferences could reduce demand for our products. Additional information concerning these and other risk factors is contained in the Risk Factors section of our Annual Report on Form 10-K, on file with the Securities and Exchange Commission, as well as factors identified in our other periodic reports filed with the Commission from time to time. The forward-looking statements in this material are based on our assumptions, expectations and projections about future events as the date of this presentation. We do not undertake any obligation to update this information to reflect events or circumstances subsequent to its presentation.

1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 TTM Total Sales 223.014 205.368 179.958 200.4 287.7 282.2 308.5 359.7 463 477 488 Deals United States 342369 Asia & All Other 77102 Europe 57734 Introduction to Diamond Foods Key Statistics Diversified Business Global Presence Ingredient and Foodservice 148.2 In-shell 84.6 Snack 69.9 Culinary 214.5 Founded 1912 Net Sales (TTM 04/2007) $517 million Market Capitalization $260 million Growth History 15% CAGR - Total Sales $180 $200 $288 $282 $309 $360 $463 $477

Spanning the Store Across Major Categories Produce Other Categories Through Ingredient Customers Culinary Snack

A strong commitment to growth Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 East 189.4 193.3 193.5 200.4 234 253.1 271.9 287.7 296.2 295.9 288.9 282.2 281.5 292.8 302.5 308 318.8 325.3 339.6 359.7 390.3 411.9 435.1 462.5 467.9 479.6 467.7 477.2 468.7 488.1 517.3 2000 2001 2002 2003 2004 2007 2005 2006 Non-retail focus shift to value-added products ______________________ Source: company reports; Diamond total net sales; TTM ended Oct (Q1), Jan (Q2), Apr (Q3), Jul (Q4) 14% CAGR net sales growth since 2000 28 of 31 quarters had year-over-year growth

Retail 154 Non-Retail 155 Top-line momentum driven by focus on retail ___________________________ Note: Retail includes North American culinary, snack and in-shell sales. Total Sales: $309 million Total Sales: $517 million Retail Non-Retail total 2003 154 155 309 2004 188 172 360 2005 229 234 463 2006 275 202 477 TTM (04/07) 322.8 194.5 517.3 Retail sales have grown more than three times as fast as non-retail sales TTM Retail 322.8 Non-Retail 194.5 +20% CAGR +6% CAGR 16% CAGR FY 2003

Diamond dominates culinary & in-shell 2003 2004 2005 2006 East 394.6 431.3 458.1 470.2 Category is growing 6% per year Diamond Private Label Planters Sanfilippo East 0.358 0.181 0.08 0.032 Diamond's share is 4-times larger than the #2 competitor __________________________ Source: Information Resources, Inc.; U.S. Food, 52 weeks ended 04/ 22/07 __________________________ Source: Information Resources, Inc.; U.S. Food, 52 weeks ended 12/ 31

Demographic trends favor continued growth Total Population 45+ years old 55+ 65+ 2005 0.008 0.02 0.026 0.018 Older age groups are growing faster than the general population Nut consumption increases with age 18-24 Age group 25-24 35-44 45-54 55-64 65+ 2005 52 72 93 121 174 202 100 = average

Investing behind our brands 93% brand awareness; 92% ACV U.S. Food distribution

The Emerald opportunity Consumers looking for healthier snacking choices Significant Growth Opportunity Nuts 52.3 mm regular nut users 45+ age group, female Snacks $2.6B market Snack Nuts Source: USDA and IRI, Packaged facts. $30B market 153 mm regular snackers 18+ age group, male Nutritional snack sales expected to grow at faster rate than overall snack category

Large and growing snack nut category ______________________________ Source: Information Resources, Inc.; U.S. Food, 52 weeks ended 04/ 22/07 Culinary Snack x 493 x 1497 Snack nut category is 3-times larger than culinary & in-shell Planters Private Label Emerald All others East 0.305 0.261 0.04 0.394 "All others" lack national distribution and marketing ______________________________ Source: Information Resources, Inc. U.S. Food, Drug, MM, 52 weeks ended 04/22/07 Tree Nut Segment Share 5.2% Total Share 4%

Innovation drives the Emerald brand Patented shelf-stable glazed products Unique products and flavors Ergonomic and convenient packaging Innovative marketing campaigns Utilization of television, print, web and in-store elements Brings younger snackers to the category Products, Packaging Advertising In 2 1/2 years Emerald has achieved 84% ACV distribution and 85% brand awareness

Snack sales off to a strong start 2003 2004 2005 2006 TTM (04/2007) Snacks 3.1 7.1 21.5 40.7 69.9 ______________________________ Source: company reports; Diamond snack net sales, including Harmony; 2003-2006 are for 12 months ended July 31 Led by Emerald, snack sales are outpacing the category

Emerald helps command a larger footprint Since 1997 the average number of Diamond & Emerald SKUs per store has grown 26% per year __________________________ Source: Information Resources Inc., U.S. Food; 12-months ended December; total U.S. Average 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 Diamond 3.2 4 5.8 8.8 14.9 15.4 15.6 16.4 16.8 17 Emerald 0 0 0 5.8 7.2 8

Broad appeal across demographic spectrum Salty Snacks Emerald Planter's Diamond 18-24 Years Old 97 45 55 22 25-34 Years Old 91 133 72 67 35-44 Years Old 96 126 89 77 45-54 Years Old 94 140 126 118 55-64 Years Old 100 156 174 164 65+ Years Old 96 110 185 267 Consumption of Nut Brands by Adults Index to Sample Individuals: Eatings Emerald attracting younger snackers Diamond well-positioned with culinary consumer 100 = average __________________________ Source: NPD 2-year December 2006 2-year in-home usage Snacking Study

Diamond & Emerald television campaigns

Summary Commitment to growth through innovation - 14% annual top-line growth since fiscal 2000 driven by new products, packaging and promotions Dominant position in growing category - #1 brand of culinary and in-shell nuts Rapidly growing snack brands - Emerald is attracting younger consumers to snack nuts Significant distribution footprint - Products available in over 60,000 U.S. retail locations and in over 100 countries

Financial Overview

Double-digit topline growth _____________________________ Source: company reports; 2003-2006 net sales for 12-months ended July 31 Diversified sales mix by channel 2003 2004 2005 2006 TTM (04/07) Culinary 113.3 142 164.2 189.4 205.7 Ingred & Intn'l 154.7 172.2 234 202.4 194.5 In-shell 37.4 38.4 42.8 44.7 47.2 Snack 3.1 7.1 21.5 40.7 69.9 $477 $360 $463 $517 $309 +16% CAGR

Fiscal 2007 guidance 6% to 8% topline growth 16% to 18% growth in North American Retail sales $80 million in Snack sales (up 96%) ~15% gross margin $0.50 to $0.55 non-GAAP EPS (1) See 8-K filing dated June 4, 2007 for discussion of non-GAAP items

Q3 Fiscal 2007 YTD results $410 million in net sales (up 11%) $269 million in North American Retail sales (up 22%) $53 million in Snack sales (up 121%) 15.1% gross margin $0.51 Non-GAAP EPS (including stock-based compensation expense) (1) See 8-K filing dated June 4, 2007 for discussion of non-GAAP items

Long-term financial targets North American retail sales grew nearly 20% per year from 2002 to 2006

Appendix

Culinary share is strongest in the Northeast & West West 42.5% ____________________ Source: Information Resources, Inc., U.S. Food, 52 Weeks ended 04/22/07; $ share of culinary nuts South Central 13.4% Southeast 32.6% Mid South 37.5% Plains 24.3% California 44.0% Great Lakes 25.4% Northeast 51.7% Diamond brand has opportunities in the south and mid-west

Emerald's share is strongest on the coasts West 2.6% ____________________ Source: Information Resources, Inc., U.S. Food, 52 Weeks ended 04/22/07; $ share of snack nuts South Central 3.3% Southeast 3.5% Mid South 4.7% Plains 1.6% California 5.5% Great Lakes 2.4% Northeast 5.8% Significant regional share opportunities remain

Vertically-integrated business Control product quality Gain insights into nut pricing Better anticipate market conditions Exploit market opportunities more quickly and efficiently Business model supports quick recognition of market trends and new opportunities Marketing Packaging Processing Shelling * Cold Storage Direct Sourcing * Walnuts only

Global nut origins


Pine Nuts
Walnuts &
Pine Nuts
Pine Nuts &
Hazelnuts
Walnuts
Hazelnuts
Walnuts &
Cashews
Cashews
Hazelnuts
Walnuts
Almonds
Peanuts
Pecans
Macadamias
Macadamias
Cashews
Brazils
Brazils &
Cashews
Cashews
Pecans &
Macadamias
Macadamias
Walnuts
Cashews
Brazils
Hazelnuts
Pecans
Almonds
Macadamias
Pine Nuts
Peanuts

27

Strong Balance Sheet $ Millions 07/2004 07/2005 07/2006 04/2007 Cash $ 0.8 $ 49.0 $ 35.6 $ 2.1 PP&E, net 21.5 27.7 34.3 33.9 Other assets 183.6 175.3 183.1 212.6 Total Assets 205.9 252.0 253.0 248.6 Long-term debt 35.5 20.0 20.0 20.0 Other liabilities 111.2 132.5 122.2 106.9 Shareholder's equity 59.2 99.5 110.8 121.7 Total Liabilities & Equity 205.9 252.0 253.0 248.6 Net debt (cash) 79.0 (26.9) (15.6) 22.9 Non-cash working capital 71.8 40.0 52.1 97.8 Current ratio 1.7 1.7 1.8 2.0

Financial highlights Double-digit top line growth Diversified sales mix by channel, region and product Strong balance sheet with capacity for growth Opportunities for significant margin improvement

Diamond Foods, Inc. Cream: 255 255 221 Green: 0 102 51